UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NEUBERGER BERMAN INCOME FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Solicitation Script (Inbound and Outbound)

NEUBERGER BERMAN INCOME FUNDS

MEETING DATE: March 31, 2026

Toll Free Number: 888-563-6108

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for the NEUBERGER BERMAN INCOME FUNDS. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Hello, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of NEUBERGER BERMAN INCOME FUNDS to confirm you have received the proxy materials for the special meeting of shareholders scheduled for March 31, 2026. Have you received proxy materials?

NEAR MEETING DATE OUTBOUND GREETING:

Hello, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of NEUBERGER BERMAN INCOME FUNDS to confirm you have received the proxy materials for the special meeting of shareholders scheduled in just a few days on March 31, 2026. Have you received proxy materials?

ADJOURNMENT Outbound Greeting:

Hello, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Shareholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on a recorded line on behalf of NEUBERGER BERMAN INCOME FUNDS. Due to the lack of shareholder participation, the special meeting of shareholders scheduled for March 31, 2026 has been adjourned to <date/time>. Have you received proxy materials?

VOTING:

The Board has recommended a vote “FOR” the proposal(s).  Would you like to vote along with the recommendations of the Board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name. And according to our records, you currently reside at <read street address, city, and state> is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 888-563-6108.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

© 2023 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	broadridge.com CONFIDENTIAL INFORMATION

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposal(s) with you? <After review, ask them if they would like to vote now over the phone>.

IF not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposal(s) with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Your Board recommends that you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposal(s) reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 888-563-6108.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today and have a wonderful day/evening.

Voting (Any vote needed):

Your Board has recommended a vote “FOR” the proposal(s), or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

Registered holder wants a new proxy card/or their control number: <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  Your Board is recommending you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you.  However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  Your Board is recommending you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name>, and I’m calling on behalf of NEUBERGER BERMAN INCOME FUNDS regarding the special meeting of shareholders on MARCH 31, 2026. Your vote is important. Please sign, date, and return your proxy card, or vote online or by phone using the instructions in your proxy materials.

If you have questions, need new materials, or wish to vote by phone, call us toll-free at 888-563-6108. Specialists are available Monday–Friday, 9 AM–10 PM ET. Voting takes only a few moments and benefits all shareholders. Thank you for your attention.

CONFIDENTIAL INFORMATION	| © 2023	2

AUTOMATED ANSWERING MACHINE MESSAGE (ONLY ON LANDLINES):

Hello, my name is <Agent Name>, and I’m calling on behalf of NEUBERGER BERMAN INCOME FUNDS regarding the special meeting of shareholders on MARCH 31, 2026. Your vote is important. Please sign, date, and return your proxy card, or vote online or by phone using the instructions in your proxy materials. If you have questions, need new materials, or wish to vote by phone, call us toll-free at 888-563-6108. Specialists are available Monday–Friday, 9 AM–10 PM ET. Voting takes only a few moments and benefits all shareholders. Thank you for your attention.

PRE-RECORDED MESSAGES – CANNOT BE UPDATED

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you.

CC Hours (Eastern Time):

Monday through Friday, 9AM to 10PM

CONFIDENTIAL INFORMATION	| © 2023	3

NEUBERGER BERMAN INCOME FUNDS

Neuberger Berman Municipal High Income Fund
Neuberger Berman Municipal Impact Fund

Subject: Shareholder Vote Required

Dear Shareholder,

We are writing to inform you of an upcoming shareholder vote that requires your attention. Your participation is important to ensure that your interests are represented and that the Funds can move forward on key matters.

The Board of Trustees of Neuberger Berman Income Funds has approved the reorganizations of Neuberger Berman Municipal High Income Fund and Neuberger Berman Municipal Impact Fund into Neuberger Berman Municipal Intermediate Bond Fund, pending shareholder approval for each, and has determined that each reorganization is in the best interests of each Fund and their respective shareholders and that the interests of each Fund’s shareholders would not be diluted. More details are located in the Proxy Statement/Prospectus located on www.proxyvote.com.

Meeting Date: March 31, 2026 at 10:30 a.m., ET

Action Needed: Please submit your vote on or before March 31, 2026, by one of the following methods:

•	Online: Go to www.proxyvote.com. Your unique control number can be found on the enclosed ballot in the box marked with an arrow.
•	Call: 1-888-563-6108 and speak to a live representative. Or call the number located on your ballot (With a touch-tone phone to vote using an automated system)
•	Mail: Mark, sign and date the enclosed ballot and mail in the envelope provided

Why Your Vote Matters

If shareholders do not vote, the Funds may need to incur additional costs to continue soliciting votes. Your prompt vote helps the Funds avoid these additional expenses and ensures that your views are represented in this important decision.

If you have questions about this shareholder vote or any other matters pertaining to the Funds, please call Neuberger Berman Investment Advisers LLC at 800-877-9700 from Monday to Friday from 9am to 5pm Eastern Time. We look forward to hearing from you.

Thank you for your continued support of the Funds and your participation in this important vote.

Sincerely,

Neuberger Berman Income Funds

NB2026